UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

CLS HOLDINGS USA, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 438-9132

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 29, 2018, CLS Holdings USA, Inc. (the “Company,” “CLS” or “we”) filed a Current Report on Form 8-K (the “Initial Form 8-K) to report that the Company closed on the purchase of all of the membership interests in Alternative Solutions, LLC (“Alternative Solutions”) and its three operating subsidiaries from the members of such entities (other than Alternative Solutions) on June 27, 2018. The closing was executed for accounting purposes as of June 30, 2018.

This Current Report on Form 8-K/A amends the Initial Form 8-K to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the Initial Form 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K. Except as set forth herein, no other modifications have been made to the Initial Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The audited consolidated statements of financial condition of Alternative Solutions as of December 31, 2017 and 2016, and the related consolidated statements of operations, consolidated statement of changes in partners’ capital, and consolidated statements of cash flows for the years ended December 31, 2017 and 2016, and the footnotes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed consolidated statements of financial condition of Alternative Solutions for the six months ended June 30, 2018, and the related condensed consolidated statements of operations and the condensed consolidated statements of cash flows for the six months ended June 30, 2018 and June 30, 2017, and the footnotes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)     Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of the Company and Alternative Solutions as of May 31, 2018 and May 31, 2017, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d)     Exhibits.

99.1	Audited consolidated financial statements of Alternative Solutions for the years ended December 31, 2017 and December 31, 2016 and Related Notes

99.2	Unaudited financial statements of Alternative Solutions as of June 30, 2018 and Related Notes

99.3	Unaudited pro forma financial information of the Company and Alternative Solutions for the years ended May 31, 2018 and May 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: September 11, 2018	By:	/s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.     Description

99.1	Audited consolidated financial statements of Alternative Solutions for the years ended December 31, 2017 and December 31, 2016 and Related Notes

99.2	Unaudited financial statements of Alternative Solutions as of June 30, 2018 and Related Notes

99.3	Unaudited pro forma financial information of the Company and Alternative Solutions for the years ended May 31, 2018 and May 31, 2017